                                    EXHIBIT 13


                            PERFORMANCE DATA CALCULATIONS


                                                TABLE 1
                                       Accumulation Unit Value Table
[CAPTION]

            Money                High                              Interna-    Small               Ltd Term  Asset
Valuation  Market      Bond      Income     Growth      Income      tional      Cap     Balanced     Bond    Strategy
    Date     (A)        (A)        (A)        (A)         (B)        (C)        (C)        (C)        (C)      (D)
--------- ---------  ---------  ---------   ---------  ---------   --------- ---------  ---------  --------- ----------
07/13/87  1.0000000  1.0000000  1.0000000   1.0000000         NA          NA        NA         NA         NA
09/30/87  1.0106898  0.9882147  0.9807615   1.0925884         NA          NA        NA         NA         NA
12/31/87  1.0255160  1.0288587  0.9910931   0.9633068         NA          NA        NA         NA         NA
06/30/88  1.0527163  1.0727823  1.0752523   1.0333369         NA          NA        NA         NA         NA
09/30/88  1.0690961  1.0888803  1.0020418   1.0526585         NA          NA        NA         NA         NA
12/31/88  1.0875369  1.0969734  1.1309477   1.0841278         NA          NA        NA         NA         NA
06/30/89  1.1311333  1.1786308  1.1733332   1.2381302         NA          NA        NA         NA         NA
09/30/89  1.1524413  1.1876853  1.1278443   1.3452518         NA          NA        NA         NA         NA
12/31/89  1.1736238  1.2158725  1.0738854   1.3712035         NA          NA        NA         NA         NA
06/30/90  1.2134516  1.2311304  1.0615913   1.3890573         NA          NA        NA         NA         NA
09/30/90  1.2333539  1.2341568  1.0066597   1.2258609         NA          NA        NA         NA         NA
12/31/90  1.2543382  1.2873317  0.9865523   1.2859877         NA          NA        NA         NA         NA
06/30/91  1.2851599  1.3329068  1.1843161   1.4850345         NA          NA        NA         NA         NA
07/16/91                                               1.0000000          NA        NA         NA         NA
09/30/91  1.2989997  1.4059794  1.2466010   1.6377206  1.0148434          NA        NA         NA         NA
12/31/91  1.3115318  1.4824344  1.3121639   1.7347303  1.0723156          NA        NA         NA         NA
06/30/92  1.3288651  1.5189718  1.4325412   1.8552371  1.1178918          NA        NA         NA         NA
09/30/92  1.3355212  1.5896144  1.4895502   1.8762414  1.1141922          NA        NA         NA         NA
12/31/92  1.3417372  1.5818531  1.5045543   2.0776615  1.2092776          NA        NA         NA         NA
06/30/93  1.3527749  1.7139825  1.6587039   2.2204523  1.3102021          NA        NA         NA         NA
09/30/93  1.3584420  1.7767627  1.6787211   2.2999678  1.3320268          NA        NA         NA         NA
12/31/93  1.3647884  1.7615266  1.7582508   2.3478394  1.4059060          NA        NA         NA         NA
05/03/94                                                           1.0000000 1.0000000  1.0000000  1.0000000
06/30/94  1.3791642  1.6499308  1.7176907   2.3074207  1.3603155   0.9752442 1.0020845  1.0008155  0.9965804
09/30/94  1.3888454  1.6534986  1.7225127   2.4071057  1.4064650   1.0284629 1.1076709  1.0218686  1.0004769
12/31/94  1.4033521  1.6427072  1.6981326   2.3825232  1.3775212   0.9969260 1.2023505  0.9906602  0.9967334
03/31/95  1.4194970  1.7217494  1.7825454   2.5216127  1.4783660   0.9684339 1.2894503  1.0393981  1.0347610
05/01/95                                                                                                     1.0000000
06/30/95  1.4357020  1.8379829  1.8629492   2.7881188  1.6686347   1.0653934 1.3850985  1.1024385  1.0808662 1.0058656
09/30/95  1.4514220  1.8756656  1.9168030   3.1279788  1.7757389   1.1258905 1.5361713  1.1814676  1.0945442 1.0148719
12/31/95  1.4682673  1.9627529  1.9891114   3.2721352  1.7963022   1.0599689 1.5769427  1.2194174  1.1290231 1.0121489

                    (A) Commencement of operations on 7/13/87 at 1.00
                    (B) Commencement of operations on 7/16/91 at 1.00
                    (C) Commencement of operations on 5/03/94 at 1.00
                    (D) Commencement of operations on 5/01/95 at 1.00

                                      TABLE 2
                               Policy Maintenance Charges
                       Annual Administrative & Sales Expenses Table
[CAPTION]

                     Annual                 Total                                Annual      Qtr
                     Admini-    Annual      Annual      Total     Average Net   Expense   Expense
                     strative   Sales       Policy       Net      Policy Value   Charge    Charge
      Year   Date    Expenses  Expenses    Expenses     Assets    All Policies   Factor    Factor
      ---- -------- --------- ---------   ---------  -----------  ------------ --------- ---------

         9 12/31/87         0         0           0     8,808,784   4,404,392          0         0
         8 12/31/88    15,950    64,858      80,808    28,689,708  18,749,246  0.0043099 0.0043099
         7 12/31/89    53,450   180,034     233,484    51,610,401  40,150,055  0.0058152 0.0058152
         6 12/31/90    94,308   320,958     415,266    68,469,747  60,040,074  0.0069164 0.0069165
         5 12/31/91   130,446   449,848     580,294   137,609,086 103,039,417  0.0056317 0.0056317
         4 12/31/92   229,912   824,108   1,054,020   281,976,175 209,792,631  0.0050241 0.0050241
         3 12/31/93   440,924 1,795,391   2,236,316   529,671,200 405,823,688  0.0055106 0.0055105
         2 12/31/94   781,366 3,453,466   4,234,832   697,735,352 503,127,576  0.0084170 0.0161533
         1 12/31/95 1,053,979 4,840,707   5,894,686 1,058,437,242 761,947,931  0.0077363

           The annual maintenance charge calculations are calculated using the total assets, administrative expenses, and sales expenses for all subaccounts.

MONEY MARKET - STANDARD YIELD CALCULATION (SEVEN DAY PERIOD)

                           ENDING ON      12/31/95
                                                              UNIT
                                            DATE             VALUE
                                          --------      ----------
A.  Value of one accumulation unit on     12/31/95        1.468267

B.  Value of one accumulation unit on     12/24/95        1.466421

C.  Annual Expense Charges Factor                         0.007736

D.  Number of units in force on           12/31/95   23,817,423.65

E.  Number of units in force on           12/24/95   22,089,041.91

F.  Average number of units for period               22,122,188.96

G.  Base period return

    =  Net change in hypothetical account
       -----------------------------------
       Value at beginning of period

    =  A  - B  - (C  /  F)
       ---------------------
                 A                                          0.1258%

H.  Annualized yield

    =  G  x  365/7                                            6.56%

I.  Effective yield

    =  (1 + G))/\365/7 - 1                                     6.77%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                           BOND SUBACCOUNT

          One Year Period Ending on     12/31/95
          -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          1.642707

b = Value of one accumulation unit on   12/31/95          1.962753

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,117.09

And

T  =        11.71%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,187.09

T   =       18.71%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                           HIGH INCOME SUBACCOUNT

          One Year Period Ending on     12/31/95
          -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          1.698133

b = Value of one accumulation unit on   12/31/95          1.989111

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,093.62

And

T  =         9.36%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,163.62

T   =       16.36%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                           GROWTH SUBACCOUNT

          One Year Period Ending on     12/31/95
          -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          2.382523

b = Value of one accumulation unit on   12/31/95          3.272135

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,295.65

And

T  =        29.57%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,365.65

T   =       36.57%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                           INCOME SUBACCOUNT

          One Year Period Ending on     12/31/95
          -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          1.377521

b = Value of one accumulation unit on   12/31/95          1.796302

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,226.27

And

T  =        22.63%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,296.27

T   =       29.63%

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                           INTERNATIONAL SUBACCOUNT

                    One Year Period Ending on     12/31/95
                  -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          0.996926

b = Value of one accumulation unit on   12/31/95          1.059969

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =      985.50

And

T  =        -1.45%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,055.50

T   =        5.55%

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                             SMALL CAP SUBACCOUNT

                    One Year Period Ending on     12/31/95
                  -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          1.202351

b = Value of one accumulation unit on   12/31/95          1.576943

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,233.81

And

T  =        23.38%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,303.81

T   =       30.38%

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              BALANCED SUBACCOUNT

                    One Year Period Ending on     12/31/95
                  -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          0.990660

b = Value of one accumulation unit on   12/31/95          1.219417

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,153.18

And

T  =        15.32%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,223.18

T   =       22.32%

               STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         LIMITED-TERM BOND SUBACCOUNT

                    One Year Period Ending on     12/31/95
                  -------------------------------------------


This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                  $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/1)-1

n    =  Number of years                                          1

ERV = Ending redeemable value of the hypothetical initial payment = ($1,000 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on   12/31/94          0.996733

b = Value of one accumulation unit on   12/31/95          1.129023

c = Annual maintenance charge factor:                     0.007736

d = Withdrawal charge % of $1,000 hypothetical                7.00%
    payment when surrender occurs at the end of year             1

Therefore:

ERV =    1,054.99

And

T  =         5.50%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV =    1,124.99

T   =       12.50%

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          BOND SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                     $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/5)-1

n    =  Number of years                                             5

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/90          1.287332

b = Value of one accumulation unit on      12/31/91          1.482434

c = Annual maintenance charge factor:                        0.005632




Therefore:

ERV1 =  1,145.92

======================================================================

ERV2 =  Ending redeemable value ERV1
     =  (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/91          1.482434

b = Value of one accumulation unit on      12/31/92          1.581853

c = Annual maintenance charge factor:                        0.005024




Therefore:

ERV2 =  1,217.02

======================================================================

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          BOND SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

ERV3 =  Ending redeemable value ERV2
     =  (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/92          1.581853

b = Value of one accumulation unit on      12/31/93          1.761527

c = Annual maintenance charge factor:                        0.005511




Therefore:

ERV3 =  1,348.55

======================================================================

ERV4 =  Ending redeemable value ERV3
     =  (ERV3 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/93          1.761527

b = Value of one accumulation unit on      12/31/94          1.642707

c = Annual maintenance charge factor:                        0.008417




Therefore:

ERV4 =  1,246.23

======================================================================

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          BOND SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

ERV5 =  Ending redeemable value ERV4
     =  (ERV4 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on      12/31/94          1.642707

b = Value of one accumulation unit on      12/31/95          1.962753

c = Annual maintenance charge factor:                        0.007736

d = Withdrawal charge (% of $1,000 hypothetical         3.00%      30
    payment) when surrender occurs at the end of year               5

Therefore:

ERV5 =  1,449.39

And

T    =      7.71%

======================================================================


NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV5 =  1,479.39

And

T   =       8.15%

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          HIGH INCOME SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                     $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/5)-1

n    =  Number of years                                             5

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/90          0.986552

b = Value of one accumulation unit on      12/31/91          1.312164

c = Annual maintenance charge factor:                        0.005632




Therefore:

ERV1 =  1,324.42

======================================================================

ERV2 =  Ending redeemable value ERV1
     =  (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/91          1.312164

b = Value of one accumulation unit on      12/31/92          1.504554

c = Annual maintenance charge factor:                        0.005024




Therefore:

ERV2 =  1,511.95

======================================================================

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          HIGH INCOME SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

ERV3 =  Ending redeemable value ERV2
     =  (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/92          1.504554

b = Value of one accumulation unit on      12/31/93          1.758251

c = Annual maintenance charge factor:                        0.005511




Therefore:

ERV3 =  1,758.56

======================================================================

ERV4 =  Ending redeemable value ERV3
     =  (ERV3 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/93          1.758251

b = Value of one accumulation unit on      12/31/94          1.698133

c = Annual maintenance charge factor:                        0.008417




Therefore:

ERV4 =  1,683.63

======================================================================

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          HIGH INCOME SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

ERV5 =  Ending redeemable value ERV4
     =  (ERV4 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on      12/31/94          1.698133

b = Value of one accumulation unit on      12/31/95          1.989111

c = Annual maintenance charge factor:                        0.007736

d = Withdrawal charge (% of $1,000 hypothetical         3.00%      30
    payment) when surrender occurs at the end of year               5

Therefore:

ERV5 =  1,929.10

And

T    =     14.04%

======================================================================


NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV5 =  1,959.10

And

T   =      14.40%

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          GROWTH SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                     $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/5)-1

n    =  Number of years                                             5

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/90          1.285988

b = Value of one accumulation unit on      12/31/91          1.734730

c = Annual maintenance charge factor:                        0.005632




Therefore:

ERV1 =  1,343.32

======================================================================

ERV2 =  Ending redeemable value ERV1
     =  (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/91          1.734730

b = Value of one accumulation unit on      12/31/92          2.077662

c = Annual maintenance charge factor:                        0.005024




Therefore:

ERV2 =  1,602.12

======================================================================

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          GROWTH SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

ERV3 =  Ending redeemable value ERV2
     =  (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/92          2.077662

b = Value of one accumulation unit on      12/31/93          2.347839

c = Annual maintenance charge factor:                        0.005511




Therefore:

ERV3 =  1,801.63

======================================================================

ERV4 =  Ending redeemable value ERV3
     =  (ERV3 x (b/a) - c)

Where:

a = Value of one accumulation unit on      12/31/93          2.347839

b = Value of one accumulation unit on      12/31/94          2.382523

c = Annual maintenance charge factor:                        0.008417




Therefore:

ERV4 =  1,813.08

======================================================================

      STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                          GROWTH SUBACCOUNT

         Five Year Period Ending on        12/31/95
         --------------------------------------------

ERV5 =  Ending redeemable value ERV4
     =  (ERV4 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on      12/31/94          2.382523

b = Value of one accumulation unit on      12/31/95          3.272135

c = Annual maintenance charge factor:                        0.007736

d = Withdrawal charge (% of $1,000 hypothetical         3.00%      30
    payment) when surrender occurs at the end of year               5

Therefore:

ERV5 =  2,446.04

And

T    =     19.59%

======================================================================


NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV5 =  2,476.04

And

T   =      19.88%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         BOND SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                    $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/n)-1

n    =  Number of years                                        8.474

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit      07/13/87            1.000000

b = Value of one accumulation unit      12/31/87            1.028859

c = Annual maintenance charge factor:                       0.000000




Therefore:

ERV1 = 1,028.86

=====================================================================

ERV2 =   Ending redeemable value ERV1
     =  (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/87            1.028859

b = Value of one accumulation unit      12/31/88            1.096973

c = Annual maintenance charge factor:                       0.004310




Therefore:

ERV2 = 1,092.54

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         BOND SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------




ERV3 =  Ending redeemable value ERV2
     =  (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/88            1.096973

b = Value of one accumulation unit      12/31/89            1.215873

c = Annual maintenance charge factor:                       0.005815




Therefore:

ERV3 = 1,204.60

=====================================================================

ERV4 =  Ending redeemable value ERV3
     =  (ERV3 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/89            1.215873

b = Value of one accumulation unit      12/31/90            1.287332

c = Annual maintenance charge factor:                       0.006916




Therefore:

ERV4 = 1,267.07

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         BOND SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV5 =  Ending redeemable value ERV4
     =  (ERV4 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/90            1.287332

b = Value of one accumulation unit      12/31/91            1.482434

c = Annual maintenance charge factor:                       0.005632




Therefore:

ERV5 = 1,451.97

=====================================================================

ERV6 =  Ending redeemable value ERV5
     =  (ERV5 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/91            1.482434

b = Value of one accumulation unit      12/31/92            1.581853

c = Annual maintenance charge factor:                       0.005024




Therefore:

ERV6 = 1,542.05

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         BOND SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV7 =  Ending redeemable value ERV6
     =  (ERV6 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/92            1.581853

b = Value of one accumulation unit      12/31/93            1.761527

c = Annual maintenance charge factor:                       0.005511




Therefore:

ERV7 = 1,708.70

=====================================================================
ERV8 =  Ending redeemable value ERV7
     =  (ERV7 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/93            1.761527

b = Value of one accumulation unit      12/31/94            1.642707

c = Annual maintenance charge factor:                       0.008417




Therefore:

ERV8 = 1,579.06
=====================================================================
ERV9 =  Ending redeemable value ERV8
     =  (ERV8 x (b/a) - c) - d

Where:

a = Value of one accumulation unit      12/31/94            1.642707

b = Value of one accumulation unit      12/31/95            1.962753

c = Annual maintenance charge factor:                       0.007736

d = Withdrawal charge (% of $1,000 hypothetical        0.00%       0
    payment) when surrender occurs during year                     9


Therefore:

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         BOND SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------


ERV9 = 1,874.49

And

T    =     7.70%

=====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV8 = 1,874.49

And

T   =      7.70%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         HIGH INCOME SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

This calculation uses the formula:

   P (1+T) n = ERV

Where:

P    =  A hypothetical initial payment of:                    $1,000

T    =  Average annual total return
     =  (ERV/P) (1/n)-1

n    =  Number of years                                        8.474

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit      07/13/87            1.000000

b = Value of one accumulation unit      12/31/87            0.991093

c = Annual maintenance charge factor:                       0.000000




Therefore:

ERV1 =   991.09

=====================================================================

ERV2 =   Ending redeemable value ERV1
     =  (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/87            0.991093

b = Value of one accumulation unit      12/31/88            1.130948

c = Annual maintenance charge factor:                       0.004310




Therefore:

ERV2 = 1,126.68

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         HIGH INCOME SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------




ERV3 =  Ending redeemable value ERV2
     =  (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/88            1.130948

b = Value of one accumulation unit      12/31/89            1.073885

c = Annual maintenance charge factor:                       0.005815




Therefore:

ERV3 = 1,063.28

=====================================================================

ERV4 =  Ending redeemable value ERV3
     =  (ERV3 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/89            1.073885

b = Value of one accumulation unit      12/31/90            0.986552

c = Annual maintenance charge factor:                       0.006916




Therefore:

ERV4 =   969.45

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         HIGH INCOME SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV5 =  Ending redeemable value ERV4
     =  (ERV4 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/90            0.986552

b = Value of one accumulation unit      12/31/91            1.312164

c = Annual maintenance charge factor:                       0.005632




Therefore:

ERV5 = 1,283.96

=====================================================================

ERV6 =  Ending redeemable value ERV5
     =  (ERV5 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/91            1.312164

b = Value of one accumulation unit      12/31/92            1.504554

c = Annual maintenance charge factor:                       0.005024




Therefore:

ERV6 = 1,465.77

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         HIGH INCOME SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV7 =  Ending redeemable value ERV6
     =  (ERV6 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/92            1.504554

b = Value of one accumulation unit      12/31/93            1.758251

c = Annual maintenance charge factor:                       0.005511




Therefore:

ERV7 = 1,704.84

=====================================================================
ERV8 =  Ending redeemable value ERV7
     =  (ERV7 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/93            1.758251

b = Value of one accumulation unit      12/31/94            1.698133

c = Annual maintenance charge factor:                       0.008417




Therefore:

ERV8 = 1,632.20
=====================================================================
ERV9 =  Ending redeemable value ERV8
     =  (ERV8 x (b/a) - c) - d

Where:

a = Value of one accumulation unit      12/31/94            1.698133

b = Value of one accumulation unit      12/31/95            1.989111

c = Annual maintenance charge factor:                       0.007736

d = Withdrawal charge (% of $1,000 hypothetical        0.00%       0
    payment) when surrender occurs during year                     9


Therefore:

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         HIGH INCOME SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------


ERV9 = 1,899.26

And

T    =     7.86%

=====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV8 = 1,899.26

And

T   =      7.86%

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         GROWTH SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                    $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/n)-1

n    =  Number of years                                        8.474

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit      07/13/87            1.000000

b = Value of one accumulation unit      12/31/87            0.963307

c = Annual maintenance charge factor:                       0.000000




Therefore:

ERV1 =   963.31

=====================================================================

ERV2 =   Ending redeemable value ERV1
     =  (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/87            0.963307

b = Value of one accumulation unit      12/31/88            1.084128

c = Annual maintenance charge factor:                       0.004310




Therefore:

ERV2 = 1,079.98

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         GROWTH SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------




ERV3 =  Ending redeemable value ERV2
     =  (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/88            1.084128

b = Value of one accumulation unit      12/31/89            1.371203

c = Annual maintenance charge factor:                       0.005815




Therefore:

ERV3 = 1,359.67

=====================================================================

ERV4 =  Ending redeemable value ERV3
     =  (ERV3 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/89            1.371203

b = Value of one accumulation unit      12/31/90            1.285988

c = Annual maintenance charge factor:                       0.006916




Therefore:

ERV4 = 1,265.77

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         GROWTH SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV5 =  Ending redeemable value ERV4
     =  (ERV4 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/90            1.285988

b = Value of one accumulation unit      12/31/91            1.734730

c = Annual maintenance charge factor:                       0.005632




Therefore:

ERV5 = 1,700.33

=====================================================================

ERV6 =  Ending redeemable value ERV5
     =  (ERV5 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/91            1.734730

b = Value of one accumulation unit      12/31/92            2.077662

c = Annual maintenance charge factor:                       0.005024




Therefore:

ERV6 = 2,027.91

=====================================================================

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         GROWTH SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV7 =  Ending redeemable value ERV6
     =  (ERV6 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/92            2.077662

b = Value of one accumulation unit      12/31/93            2.347839

c = Annual maintenance charge factor:                       0.005511




Therefore:

ERV7 = 2,280.45

=====================================================================
ERV8 =  Ending redeemable value ERV7
     =  (ERV7 x (b/a) - c)

Where:

a = Value of one accumulation unit      12/31/93            2.347839

b = Value of one accumulation unit      12/31/94            2.382523

c = Annual maintenance charge factor:                       0.008417




Therefore:

ERV8 = 2,294.94
=====================================================================
ERV9 =  Ending redeemable value ERV8
     =  (ERV8 x (b/a) - c) - d

Where:

a = Value of one accumulation unit      12/31/94            2.382523

b = Value of one accumulation unit      12/31/95            3.272135

c = Annual maintenance charge factor:                       0.007736

d = Withdrawal charge (% of $1,000 hypothetical        0.00%       0
    payment) when surrender occurs during year                     9


Therefore:

       STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                         GROWTH SUBACCOUNT

     8.47 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------


ERV9 = 3,134.10

And

T    =    14.43%

=====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV8 = 3,134.10

And

T   =     14.43%

        STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                    INCOME SUBACCOUNT

     4.46 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

This calculation uses the formula:

   P (1+T)/\n = ERV

Where:

P    =  A hypothetical initial payment of:                     $1,000

T    =  Average annual total return
     =  (ERV/P)/\(1/n)-1

n    =  Number of years                                         4.463

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit on     07/16/91           1.000000

b = Value of one accumulation unit on     12/31/91           1.072316

c = Annual maintenance charge factor:                        0.002592




Therefore:

ERV1 =  1,069.72

======================================================================

ERV2 =    Ending redeemable value ERV1
     =    (ERV1 x (b/a) - c)

Where:

a = Value of one accumulation unit on     12/31/91           1.072316

b = Value of one accumulation unit on     12/31/92           1.209278

c = Annual maintenance charge factor:                        0.005024




Therefore:

ERV2 =  1,200.98

======================================================================

        STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                    INCOME SUBACCOUNT

     4.46 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

ERV3 =    Ending redeemable value ERV2
     =    (ERV2 x (b/a) - c)

Where:

a = Value of one accumulation unit on     12/31/92           1.209278

b = Value of one accumulation unit on     12/31/93           1.405906

c = Annual maintenance charge factor:                        0.005511




Therefore:

ERV3 =  1,389.64

======================================================================

ERV4 =    Ending redeemable value ERV3
     =    (ERV3 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on     12/31/93           1.405906

b = Value of one accumulation unit on     12/31/94           1.377521

c = Annual maintenance charge factor:                        0.008417




Therefore:

ERV4 =  1,349.89

======================================================================

ERV5 =    Ending redeemable value ERV4
     =    (ERV4 x (b/a) - c) - d

Where:

a = Value of one accumulation unit on     12/31/94           1.377521

b = Value of one accumulation unit on     12/31/95           1.796302

c = Annual maintenance charge factor:                        0.007736

d = Withdrawal charge (% of $1,000 hypothetical        4.00%       40
    payment) when surrender occurs during year                      5

        STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                    INCOME SUBACCOUNT

     4.46 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------



Therefore:

ERV5 =  1,709.83

And

T    =     12.77%

======================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.



ERV5 =  1,749.83

And

T    =     13.36%

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              INTERNATIONAL SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         This calculation uses the formula:

            P (1+T)/\n = ERV

         Where:

         P    =  A hypothetical initial payment of:                     $1,000

         T    =  Average annual total return
              =  (ERV/P)/\(1/n)-1

         n    =  Number of years                                         1.663

         ERV1 =  Ending redeemable value of the hypothetical initial payment
              =  ($1,000 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      05/03/94          1.000000

         b = Value of one accumulation unit on      12/31/94          0.996926

         c = Annual maintenance charge factor:                        0.005581

         Therefore:

         ERV1 =     991.35

         ======================================================================

         ERV2 =     Ending redeemable value ERV1
              =    (ERV1 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      12/31/94          0.996926

         b = Value of one accumulation unit on      12/31/95          1.059969

         c = Annual maintenance charge factor:                        0.007736

         d = Withdrawal charge (% of $1,000 hypothetical         7.00%      70
             payment) when surrender occurs during year                      2

         Therefore:

         ERV2 =     976.37

         And

         T    =      -1.43%
         ======================================================================

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              INTERNATIONAL SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

         The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

         ERV2 =   1,046.37

         And

         T   =        2.76%

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              SMALL CAP SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         This calculation uses the formula:

            P (1+T)/\n = ERV

         Where:

         P    =  A hypothetical initial payment of:                     $1,000

         T    =  Average annual total return
              =  (ERV/P)/\(1/n)-1

         n    =  Number of years                                         1.663

         ERV1 =  Ending redeemable value of the hypothetical initial payment
              =  ($1,000 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      05/03/94          1.000000

         b = Value of one accumulation unit on      12/31/94          1.202351

         c = Annual maintenance charge factor:                        0.005581

         Therefore:

         ERV1 =   1,196.77

         ======================================================================

         ERV2 =     Ending redeemable value ERV1
              =    (ERV1 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      12/31/94          1.202351

         b = Value of one accumulation unit on      12/31/95          1.576943

         c = Annual maintenance charge factor:                        0.007736

         d = Withdrawal charge (% of $1,000 hypothetical         7.00%      70
             payment) when surrender occurs during year                      2

         Therefore:

         ERV2 =   1,490.36

         And

         T    =      27.12%
         ======================================================================

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              SMALL CAP SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

         The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

         ERV2 =   1,560.36

         And

         T   =       30.67%

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              BALANCED SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         This calculation uses the formula:

            P (1+T)/\n = ERV

         Where:

         P    =  A hypothetical initial payment of:                     $1,000

         T    =  Average annual total return
              =  (ERV/P)/\(1/n)-1

         n    =  Number of years                                         1.663

         ERV1 =  Ending redeemable value of the hypothetical initial payment
              =  ($1,000 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      05/03/94          1.000000

         b = Value of one accumulation unit on      12/31/94          0.990660

         c = Annual maintenance charge factor:                        0.005581

         Therefore:

         ERV1 =     985.08

         ======================================================================

         ERV2 =     Ending redeemable value ERV1
              =    (ERV1 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      12/31/94          0.990660

         b = Value of one accumulation unit on      12/31/95          1.219417

         c = Annual maintenance charge factor:                        0.007736

         d = Withdrawal charge (% of $1,000 hypothetical         7.00%      70
             payment) when surrender occurs during year                      2

         Therefore:

         ERV2 =   1,134.93

         And

         T    =       7.91%
         ======================================================================

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              BALANCED SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

         The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

         ERV2 =   1,204.93

         And

         T   =       11.86%

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              LIMITED-TERM BOND SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         This calculation uses the formula:

            P (1+T)/\n = ERV

         Where:

         P    =  A hypothetical initial payment of:                     $1,000

         T    =  Average annual total return
              =  (ERV/P)/\(1/n)-1

         n    =  Number of years                                         1.663

         ERV1 =  Ending redeemable value of the hypothetical initial payment
              =  ($1,000 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      05/03/94          1.000000

         b = Value of one accumulation unit on      12/31/94          0.996733

         c = Annual maintenance charge factor:                        0.005581

         Therefore:

         ERV1 =     991.15

         ======================================================================

         ERV2 =     Ending redeemable value ERV1
              =    (ERV1 x (b/a) - c)

         Where:

         a = Value of one accumulation unit on      12/31/94          0.996733

         b = Value of one accumulation unit on      12/31/95          1.129023

         c = Annual maintenance charge factor:                        0.007736

         d = Withdrawal charge (% of $1,000 hypothetical         7.00%      70
             payment) when surrender occurs during year                      2

         Therefore:

         ERV2 =   1,045.03

         And

         T    =       2.68%
         ======================================================================

                  STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                              LIMITED-TERM BOND SUBACCOUNT

              1.66 Year Period (Life of Subaccount) Ending   12/31/95
              -------------------------------------------------------

         NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

         The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

         ERV2 =   1,115.03

         And

         T   =        6.77%

        STANDARD AVERAGE ANNUAL TOTAL RETURN CALCULATION

                     ASSET STRATEGY SUBACCOUNT

     0.67 Year Period (Life of Subaccount) Ending  12/31/95
     -------------------------------------------------------

This calculation uses the formula:

   P (1+T) n = ERV

Where:

P    =  A hypothetical initial payment of:                     $1,000

T    =  Average annual total return
     =  (ERV/P) (1/n)-1

n    =  Number of years                                         0.668

ERV1 =  Ending redeemable value of the hypothetical initial payment
     =  ($1,000 x (b/a) - c)

Where:

a = Value of one accumulation unit on     05/01/95           1.000000

b = Value of one accumulation unit on     12/31/95           1.012149

c = Annual maintenance charge factor:                        0.005172

d = Withdrawal charge (% of $1,000 hypothetical        8.00%       80
    payment) when surrender occurs during year                      1

Therefore:

ERV1 =    926.98

And

T  =      -10.73%

====================================================================
NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

The non-standard average annual total return is calculated in the same manner as the standard average annual total return except that the withdrawal charge percentage will be assumed to be 0%.

ERV1 =    1,006.98

T   =         1.05%